UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

GRAIL, LLC

to be converted into a corporation named

GRAIL, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42045	86-3673636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 O’Brien Drive
Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 694-2553

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRAL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 11, 2024, Illumina, Inc., as sole member of GRAIL, LLC (the “Company”), established a board of directors of the Company (the “Board”) and appointed each of Charles Dadswell, Ankur Dhingra and William (Bill) Chase (together, the “Directors”) to the Board. As of the effective time of their appointment to the Board, each of the Directors was appointed to serve as a member of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. Mr. Dadswell was appointed chair of the Board and chair of each of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee.

Mr. Dadswell is the General Counsel & Secretary of Illumina, Inc. (“Illumina”), the Company’s sole member. Biographical information about Mr. Dadswell and compensation information for his position at Illumina can be found in Illumina’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 4, 2024. Mr. Dhingra is the Chief Financial Officer of Illumina. Biographical information about Mr. Dhingra and compensation information for his position at Illumina can be found in the Current Report on Form 8-K filed by Illumina with the SEC on April 9, 2024. Neither Mr. Dadswell nor Mr. Dhingra will receive compensation for his service as a director of the Company. Biographical information for Mr. Chase can be found in the Company’s Information Statement, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 3, 2024 (the “Information Statement”). Mr. Chase will participate in the Company’s director compensation package for non-employee directors described in the Information Statement. Mr. Chase will also enter into an indemnification agreement with the Company. There are no transactions in which the Company or any of its subsidiaries is a party and in which any of the Directors has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAIL, LLC

Date: June 11, 2024	By:	/s/ Abram Barth
Abram Barth
General Counsel and Corporate Secretary